      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 1995
                                                       REGISTRATION NO. 33-
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- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                    UST INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                                       06-1193986
          (STATE OF INCORPORATION)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)
           100 WEST PUTNAM AVENUE,
           GREENWICH, CONNECTICUT                                   06830
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

               UST INC. NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

 JONATHAN P. NELSON, ESQ., 100 WEST PUTNAM AVENUE, GREENWICH, CONNECTICUT 06830
                                 (203) 661-1100
           (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID J. FRIEDMAN, ESQ.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                   919 THIRD AVENUE, NEW YORK, NEW YORK 10022
                                 (212) 735-3000

                        CALCULATION OF REGISTRATION FEE

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
                                                                     PROPOSED MAXIMUM
                                                  PROPOSED MAXIMUM       AGGREGATE
      TITLE OF SECURITIES         AMOUNT TO BE     OFFERING PRICE        OFFERING         AMOUNT OF
        TO BE REGISTERED           REGISTERED      PER SHARE(1)(2)       PRICE(2)     REGISTRATION FEE
- ------------------------------------------------------------------------------------------------------
Common Stock, par value $0.50
  per share(1)..................  200,000 shares        $29.25          $5,850,000       $2,017.24
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

(1) Estimated pursuant to paragraph (h)(1) of Rule 457 under the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the average of the high and low sale prices for a share of Common Stock on the New York Stock Exchange -- Composite Transactions Tape on May 5, 1995, within five business days prior to filing.

(2) Estimated solely for the purpose of calculating the registration fee.

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

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     Incorporated by reference in this Registration Statement are the following documents filed by the registrant, UST Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission (the "Commission"):

          (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994;

          (b) Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1995;

          (c) Registrant's description of its common stock, par value $0.50 per share (the "Common Stock"), contained in Registrant's Registration Statement on Form S-4, No. 33-12765, filed with the Commission pursuant to
     Section 12(b) of the Exchange Act, dated March 20, 1987.

     All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Registrant is a Delaware corporation. Section 145 of the Delaware General Corporation Law allows the indemnification of officers and directors of a corporation against liabilities and expenses arising out of actions brought by a third party, provided that the Board of Directors determines that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal matter, had no reasonable cause to believe his or her conduct was unlawful. Such law also permits indemnification against expenses in actions brought by or in right of a corporation if the standards of conduct required for indemnification in third party actions are met, and either (1) such person was not adjudged liable to the corporation, or (2) the Delaware Chancery Court or other court in which the action was brought determines that such person is fairly and reasonably entitled to be indemnified. Section 145 also provides that a corporation may make advances for expenses incurred in defending a suit upon the receipt of an undertaking by an officer or director to repay such amount if it is ultimately determined that such person is not entitled to be indemnified. Indemnification provided by Section 145 is not exclusive, and a corporation is empowered to purchase and maintain insurance on behalf of any person who is or was an officer or director of another corporation or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under such section.

     Registrant maintains, at its expense, a policy of insurance that insures its directors and officers, subject to certain exclusions or deductions that are usual in such insurance policies, against certain liabilities that may be incurred in those capacities, including liabilities arising under the Securities Act. Registrant has also entered into agreements that provide for the indemnification of its directors and officers against such liabilities to the fullest extent permitted by law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT
  NO.                                          DESCRIPTION
- --------   -----------------------------------------------------------------------------------
 4.1       Restated Certificate of Incorporation of Registrant, a copy of which was filed as
           Exhibit 3.1 to Registrant's Quarterly Report on Form 10-Q for its quarter ended
           March 31, 1992 (No. 0-17506), is hereby incorporated herein by reference thereto.
 4.2       By-Laws of Registrant, a copy of which was filed as Exhibit 3.2 to Registrant's
           Registration Statement on Form S-4 (No. 33-12765), are hereby incorporated herein by reference thereto.
 5         Opinion of Skadden, Arps, Slate, Meagher & Flom regarding the legality of the securities being registered.
23.1       Consent of Ernst & Young LLP to the incorporation by reference in this Registration
           Statement of their report on the consolidated financial statements included in
           Registrant's Annual Report on Form 10-K for its fiscal year ended December 31,
           1994.
23.2       Consent of Skadden, Arps, Slate, Meagher & Flom to the filing of their opinion as
           Exhibit 5 to this Registration Statement is contained in Exhibit 5.

ITEM 9.  UNDERTAKINGS.

     (a) Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF GREENWICH, STATE OF CONNECTICUT, ON THE 11TH DAY OF MAY, 1995.

                                          UST INC.

                                          By            VINCENT A. GIERER, JR.
                                             -----------------------------------
                                             Vincent A. Gierer, Jr.
                                             Chairman of the Board, Chief
                                             Executive Officer and President

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON MAY 11, 1995.

                        SIGNATURE                                        TITLE
- ---------------------------------------------------------------------------------------------
                                                                Chairman of the Board,
                                                                Chief Executive Officer
                                                                and President (Principal
                  VINCENT A. GIERER, JR.                           Executive Officer)
   ---------------------------------------------------
                  Vincent A. Gierer, Jr.
                                                               Executive Vice President
                                                              and Chief Financial Officer
                                                                 (Principal Financial
                    JOHN J. BUCCHIGNANO                               Officer)
   ---------------------------------------------------
                   John J. Bucchignano
                                                                      Controller
                                                                  (Principal Accounting
                  ROBERT T. D'ALESSANDRO                                Officer)
   ---------------------------------------------------
                  Robert T. D'Alessandro


                     LOUIS F. BANTLE                              Chairman Emeritus
   ---------------------------------------------------
                     Louis F. Bantle


                   JOHN J. BUCCHIGNANO                                 Director
   ---------------------------------------------------
                   John J. Bucchignano


                     JAMES W. CHAPIN                                   Director
   ---------------------------------------------------
                     James W. Chapin


                 EDWARD H. DEHORITY, JR.                               Director
   ---------------------------------------------------
                 Edward H. DeHority, Jr.


                  VINCENT A. GIERER, JR.                         Chairman of the Board
   ---------------------------------------------------
                  Vincent A. Gierer, Jr.


                       P.X. KELLEY                                     Director
   ---------------------------------------------------
                       P.X. Kelley


                      RALPH L. ROSSI                                   Director
   ---------------------------------------------------
                      Ralph L. Rossi


                    SPENCER R. STUART                                  Director
   ---------------------------------------------------
                    Spencer R. Stuart


                     JOSEPH R. TADDEO                                  Director
   ---------------------------------------------------
                     Joseph R. Taddeo


                     JOHN P. WARWICK                                   Director
   ---------------------------------------------------
                     John P. Warwick

                                LIST OF EXHIBITS

EXHIBIT
  NO.                                          DESCRIPTION
- --------   -----------------------------------------------------------------------------------
 4.1       Restated Certificate of Incorporation of Registrant, a copy of which was filed as
           Exhibit 3.1 to Registrant's Quarterly Report on Form 10-Q for its quarter ended
           March 31, 1992 (No. 0-17506), is hereby incorporated herein by reference thereto.
 4.2       By-Laws of Registrant, a copy of which was filed as Exhibit 3.2 to Registrant's
           Registration Statement on Form S-4 (No. 33-12765), are hereby incorporated herein by reference thereto.
 5         Opinion of Skadden, Arps, Slate, Meagher & Flom regarding the legality of the securities being registered.
23.1       Consent of Ernst & Young LLP to the incorporation by reference in this Registration
           Statement of their report on the consolidated financial statements included in
           Registrant's Annual Report on Form 10-K for its fiscal year ended December 31,
           1994.
23.2       Consent of Skadden, Arps, Slate, Meagher & Flom to the filing of their opinion as
           Exhibit 5 to this Registration Statement is contained in Exhibit 5.